UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): June 24, 2024
_____________________
loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
_____________________

Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6561 Irvine Center Drive
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Indenture

Overview

On June 24, 2024, in connection with the settlement of the previously announced offer by LD Holdings Group LLC (the “Issuer”), a subsidiary of loanDepot, Inc. (the “Company”), to exchange (the “Exchange Offer”) any and all of the Issuer’s 6.500% Senior Notes due 2025 (the “Old Notes”) for newly issued 8.750% Senior Secured Notes due 2027 (the “New Notes”), the Issuer issued $340,646,000 aggregate principal amount of New Notes pursuant to an indenture, dated as of June 24, 2024 (the “Indenture”), by and among the Issuer, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee and collateral agent.

Interest; Ranking; Guarantees; Security

The New Notes mature on November 1, 2027, unless earlier redeemed or repurchased. No sinking fund is provided for the New Notes. Cash interest on the New Notes will accrue from June 24, 2024 (the “Issue Date”), and is payable semi-annually in arrears on May 1 and November 1 of each year, beginning on November 1, 2024, at a rate of 8.750% per year. The New Notes are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by certain of the Issuer’s wholly-owned restricted subsidiaries, and secured by a first priority security interest (subject to permitted liens) in (1) a securities account to which all of the risk retention securities originally issued to mello Credit Strategies LLC (“mello”) or its subsidiary in connection with securitization financings sponsored by mello will be credited upon the repurchase of such credit risk retention securities from a repurchase agreement counterparty (including such securities acquired by mello or its subsidiary following the Issue Date, which may be subject to existing and future repurchase agreement financings entered into in the ordinary course of business), (2) certain unencumbered non-agency mortgage servicing rights held by loanDepot.com, LLC, a guarantor of the New Notes, with a fair value of up to $60.0 million, and (3) a securities account holding $100.6 million aggregate principal amount of the Issuer’s 6.125% Senior Notes due 2028 (the “2028 Notes”) that were previously repurchased by the Issuer and to be held by Artemis Management LLC, a guarantor of the New Notes.

Optional Redemption

Prior to November 1, 2025, the Issuer may redeem the New Notes at its option, in whole at any time or in part from time to time, upon giving not less than 10 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the New Notes redeemed, plus a “make-whole” premium and accrued and unpaid interest. On or after November 1, 2025, the Issuer may redeem the New Notes at its option, in whole at any time or in part from time to time, upon giving not less than 10 nor more than 60 days’ notice, at the redemption prices set forth in the Indenture.

The Issuer may also redeem the New Notes prior to November 1, 2025, at any time or from time to time, in an amount equal to the net cash proceeds received by the Issuer or any parent thereof from any equity offering at a redemption price equal to 108.75% of the principal amount plus accrued and unpaid interest, if any, to but excluding the redemption date, in an aggregate principal amount for all such redemptions not to exceed 40% of the original aggregate principal amount of the New Notes (calculated after giving effect to any issuance of additional notes that are New Notes), provided that the redemption takes place not later than 180 days after the closing of the related equity offering; and not less than 50% of the principal amount of the New Notes remains outstanding immediately thereafter.

Change of Control

If the Issuer experiences a change of control, the Issuer must offer to repurchase the New Notes from the holders thereof at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest (including additional amounts specified in the Indenture, if any), if any, to, but excluding, the date of such repurchase.

Covenants and Events of Default

The terms of the Indenture, among other things, limit the ability of the Issuer and its restricted subsidiaries to (i) incur additional indebtedness or guarantee indebtedness; (ii) create liens or use assets as security in other transactions; (iii) declare or pay dividends, redeem stock or make other distributions to stockholders; (iv) make investments; (v) merge, amalgamate or consolidate, or sell, transfer, lease or dispose of substantially all of the Issuer’s assets; (vi) enter into transactions with affiliates; (vii) sell or transfer certain assets; and (viii) agree to certain restrictions on the ability of restricted subsidiaries to make payments to the Issuer and its restricted subsidiaries. These covenants are subject to a number of important conditions, qualifications, exceptions and limitations that are described in the Indenture.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include payment defaults, a failure to pay certain judgments and certain events of bankruptcy and insolvency. These events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture.

The New Notes were offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933 (“Securities Act”), or to non-U.S. investors in reliance on Regulation S under the Securities Act. The New Notes were not, and will not be, registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

The foregoing summary of the Indenture does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Indenture, filed as Exhibit 4.1 hereto, and the form of New Notes, filed as Exhibit 4.2 hereto, each of which is incorporated herein by reference.

Certain Relationships

The dealer managers and their affiliates from time to time have provided in the past and may provide in the future various financial advisory, investment banking, investment management, principal investment, hedging and other commercial lending services in the ordinary course of business to the Issuer, the Company and its affiliates. In addition, affiliates of certain of the dealer managers are lenders and/or agents under certain of the Company’s operating indebtedness and as such are entitled to certain fees and expenses in connection therewith.

Supplemental Indenture

In connection with the issuance of the New Notes, mello is providing a guarantee, on a senior unsecured basis, to the 2028 Notes. The Issuer entered into a supplemental indenture, dated as of June 24, 2024 (the “2028 Notes Supplemental Indenture”), by and among the Issuer, mello and Wilmington Trust, National Association, as trustee, to that certain indenture, dated as of March 26, 2021, among the Issuer, the guarantors named therein and Wilmington Trust, National Association, as trustee.
The foregoing summary of the 2028 Notes Supplemental Indenture is qualified in its entirety by reference to the full text of the 2028 Notes Supplemental Indenture, a copy of which is filed with this Current Report on Form 8-K as Exhibit 4.3 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated in this Item 2.03 by reference.

Forward Looking Statements

This report contains forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

Forward-looking statements involve known and unknown risks, uncertainties and other factors, such as the satisfaction of the conditions described in the confidential offering memorandum and consent solicitation statement (as supplemented) relating to the offer to Exchange Offer and related consent solicitation (the “Offering Memorandum and Consent Solicitation Statement”), that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date of this report. You should read this report with the understanding that the Company’s actual future results may be materially different from what the Company expects.

Important factors that could cause actual results to differ materially from the Company’s expectations are included in the section entitled “Risk Factors” set forth in the confidential offering Memorandum and Consent Solicitation Statement and under the caption “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company’s filings. The Company’s expressly disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of June 24, 2024, by and among LD Holdings Group LLC, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee and collateral agent.
4.2	Form of 8.750% Senior Secured Notes due 2027 included as Exhibit A to Exhibit 4.1.
4.3
Supplemental Indenture, dated as of June 24, 2024, between the Issuer, mello Credit Strategies LLC and Wilmington Trust, National Association, as trustee, to the Indenture, dated as of March 26, 2021, among the Issuer, the guarantors thereto and Wilmington Trust, National Association, as trustee.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ David Hayes
Name: David Hayes
Title: Chief Financial Officer

Date: June 24, 2024